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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Coldwater Creek Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held December 8, 2004

To our Stockholders:

You are cordially invited to attend a Special Meeting of Stockholders of Coldwater Creek Inc. (the "Company"), a Delaware corporation, which will be held at the Company's corporate headquarters at One Coldwater Creek Drive, Sandpoint, Idaho 83864, at 9:30 a.m. Pacific Standard Time on Wednesday, December 8, 2004 for the following purposes:

  1.
  To approve an amendment to the Company's Amended and Restated Certificate of Incorporation that will increase the number of authorized shares of the Company's Common Stock from 60,000,000 to 150,000,000 shares.

  2.
  To act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

These matters are more fully described in the Proxy Statement accompanying this Notice.

The Board has fixed the close of business on October 21, 2004 as the record date for determining those stockholders who will be entitled to vote at the meeting.

Representation of at least a majority of the shares of Common Stock of the Company entitled to vote, whether present in person or represented by proxy, is required to constitute a quorum. Accordingly, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. You may revoke your proxy at any time prior to the time it is voted. You may also revoke your proxy by attending the meeting and voting in person.

Please read the proxy material carefully. Your vote is important, and the Company appreciates your cooperation in considering and acting on the matters presented.

Very truly yours,

Dennis C. Pence

Chairman of the Board of Directors and Secretary

Sandpoint, Idaho

October 28, 2004

PROXY STATEMENT
Special Meeting of Stockholders
To Be Held December 8, 2004

        The accompanying proxy is solicited on behalf of the Board of Directors (the "Board") of Coldwater Creek Inc., a Delaware corporation (the "Company"), for use at a Special Meeting of Stockholders of the Company (the "Special Meeting"). The Special Meeting will be held on Wednesday, December 8, 2004, at 9:30 a.m. Pacific Standard Time, at the Company's Corporate Headquarters, located at One Coldwater Creek Drive, Sandpoint, Idaho. All holders of record of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), on October 21, 2004, the record date, will be entitled to vote at the Special Meeting. At the close of business on the record date, the Company had 40,336,890 shares of Common Stock outstanding and entitled to vote. A majority, or 20,168,445 of these shares of Common Stock will constitute a quorum for the transaction of business at the Special Meeting. This Proxy Statement and the accompanying proxy were first mailed to stockholders on or about October 28, 2004.

VOTING RIGHTS AND SOLICITATION OF PROXIES

        Stockholders are entitled to one vote for each share of Common Stock held on the record date.

        Any stockholder has the right to revoke his or her proxy at any time before it is voted by (i) delivering to the Company at its principal executive office at One Coldwater Creek Drive, Sandpoint, Idaho 83864, Attention: Corporate Secretary, a written notice of revocation or duly executed proxy bearing a later date, or (ii) attending the meeting and voting in person.

        The entire cost of soliciting proxies will be borne by Coldwater Creek. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, telegraph or special letter by officers and other employees of Coldwater Creek for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Common Stock, and such persons may be reimbursed for their expenses.

PROPOSAL NO. 1—AMENDMENT TO THE COMPANY'S
CERTIFICATE OF INCORPORATION

General

        The Board of Directors has approved, and is recommending to the stockholders for approval at the Special Meeting, an amendment to Article Fourth, subsection (a) of our Amended and Restated Certificate of Incorporation to increase the number of shares of Common Stock we are authorized to issue from 60,000,000 to 150,000,000. The Board of Directors determined that this amendment is advisable and should be considered at the Special Meeting. We are currently authorized to issue 1,000,000 shares of Preferred Stock, par value $0.01 per share, and the proposed amendment will not affect this authorization.

        The text of the proposed amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock as described in this proposal is set forth in Annex A attached to this proxy statement and is incorporated by reference herein.

        If the amendment to the Amended and Restated Certificate of Incorporation is approved by the stockholders, we will promptly file a Certificate of Amendment with the Delaware Secretary of State reflecting the increase in authorized shares. The amendment will become effective on the date the Certificate of Amendment is accepted for filing by the Delaware Secretary of State.

Purposes and Effects of the Increase in the Authorized Number of Shares of Common Stock

        Our Amended and Restated Certificate of Incorporation currently authorizes the issuance of 60,000,000 shares of Common Stock. As of the close of business on the record date, 40,336,890 shares of Common Stock were issued and outstanding and 2,853,544 shares were either issuable pursuant to outstanding options or reserved for future grants under our stock option/stock issuance plan, and 2,133,346 shares were reserved for issuance under our employee stock purchase plan.

        The Board believes that the proposed increase to 150,000,000 authorized shares of Common Stock is desirable so that, as the need may arise, we will have the flexibility to issue shares of Common Stock without additional expense or delay in connection with possible future stock dividends or stock splits, equity financings, future opportunities for expanding our business through investments or acquisitions, management incentive and employee benefit plans and for other general corporate purposes. As of the date of this Proxy Statement, the Board of Directors has not taken any action to use the additional authorized shares for any such purposes.

        On three occasions in the past, the Board of Directors has declared stock dividends. These 50% stock dividends, which were declared on December 19, 2002, on August 4, 2003 and on June 14, 2004, each had the effect of a 3-for-2 stock split on our issued and outstanding Common Stock. Although the Board of Directors has taken no action with respect to future stock dividends, it may do so at any time in the future that it determines a stock dividend to be in the best interests of the Company and our stockholders, subject to the availability of authorized shares. The proposed increase in authorized Common Stock would provide the Board of Directors with greater flexibility to declare additional stock dividends in the future.

        Each additional share of our Common Stock authorized by the amendment to the Amended and Restated Certificate of Incorporation will have the same rights and privileges as each share of Common Stock currently authorized or outstanding. The holders of Common Stock have no preemptive rights. Authorized but unissued shares of our Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from our stockholders, except as otherwise required by applicable law or stock exchange policies.

        The adoption of this proposed amendment to our Amended and Restated Certificate of Incorporation will result in a greater number of shares of Common Stock available for issuance. Stockholders could therefore experience a significant reduction in their stockholders' interest with respect to earnings per share, voting, liquidation value and book and market value per share if the additional authorized shares are issued other than through a proportional issuance such as a stock split or stock dividend.

        The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could also have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could be issued (within the limits imposed by applicable law) in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. Existing provisions in our Certificate of Incorporation and Bylaws may also have the effect of delaying or preventing a merger with or acquisition of the Company, even where the stockholders may consider it to be favorable. These provisions could also prevent or hinder an attempt by stockholders to replace our current directors and include: (i) providing for a classified Board of Directors with staggered, three-year terms; (ii) prohibiting cumulative voting in the election of directors; (iii) authorizing the issuance of "blank check" preferred stock; (iv) limiting persons who can call special meetings of the Board of Directors or stockholders; (v) prohibiting stockholder action by written consent; and (v) establishing advance notice requirements for nominations for election to the Board of Directors or for proposing matters that can be acted on by stockholders at a stockholders meeting.

Required Vote

        The approval of the adoption of the amendment to our Amended and Restated Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of our Common Stock. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as a vote against the proposal.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSAL, AND UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR APPROVAL OF THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information, as of September 30, 2004, with respect to the beneficial ownership of our Common Stock by: (i) each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock; (ii) each director; (iii) our chief executive officer and each of our other four most highly compensated executive officers as of the last day of our last fiscal year, January 31, 2004; and (iv) all current executive officers and directors as a group.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent (a)
Dennis Pence(b)(c)	16,261,320	40.34%
Ann Pence(b)(d)	16,261,320	40.34
Essex Investment Management Company, LLC(e)	2,031,278	5.04
James R. Alexander(f)	32,918	*
Jerry Gramaglia (g)	30,096	*
Warren Hashagen(h)	52,644	*
Curt Hecker(i)	89,994	*
Robert H. McCall(j)	78,225	*
Georgia Shonk-Simmons(k)	323,828	*
Dan Griesemer(l)	66,375	*
Karen Reed(m)	—	*
Melvin Dick(n)	53,537	*
All Directors and Executive Officers as a group (12 persons)(o)	16,970,992	41.37

*
Less than one percent.

(a)
The information in this table is based upon information furnished to us by each director, executive officer and principal stockholder or contained in filings made by these persons with the SEC. The calculation of the percentage of shares beneficially owned is based on 40,311,947 shares of our common stock outstanding as of September 30, 2004. Shares of common stock subject to stock options which are currently exercisable or will become exercisable within 60 days after September 30, 2004, are deemed outstanding for computing the percentage of the person or group holding such options, but are not deemed outstanding for computing the percentage of any other person or group.

(b)
Dennis Pence and Ann Pence divorced in June 2003. They continue to share voting and dispositive power over the shares each of them hold directly pursuant to an informal agreement. This arrangement may be terminated by either of them at any time.

(c)
Includes (a) 7,999,410 shares owned of record by Ann Pence; (b) 217,500 shares owned of record by the JCP Irrevocable Trust and (c) 60,000 shares owned as of record by the Dancing River Foundation as to which Mr. Pence disclaims beneficial ownership. Address: c/o Coldwater Creek Inc., One Coldwater Creek Drive, Sandpoint, Idaho, 83864.

(d)
Includes (a) 7,984,410 shares owned of record by Dennis Pence; (b) 217,500 shares owned of record by the JCP Irrevocable Trust and (d) 60,000 shares held by the Dancing River Foundation as to which Ms. Pence disclaims beneficial ownership. Address: c/o Coldwater Creek Inc., One Coldwater Creek Drive, Sandpoint, Idaho, 83864.

(e)
Consists of 2,031,278 shares beneficially owned by Essex Investment Management Company, LLC as reported on Form 13G as of December 31, 2003. Address: 125 High Street, 29th Floor, Boston, Massachusetts 02110.

(f)
Includes 31,501 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after September 30, 2004.

(g)
Consists of 30,096 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after September 30, 2004.

(h)
Consists of 52,644 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after September 30, 2004.

(i)
Includes 73,743 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after September 30, 2004.

(j)
Consists of 78,225 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after September 30, 2004.

(k)
Includes 317,250 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after September 30, 2004.

(l)
Consists of 66,375 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after September 30, 2004.

(m)
Karen Reed resigned from the company in July 2004.

(n)
Includes 45,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after September 30, 2004.

(o)
Includes 706,084 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after September 30, 2004.

STOCKHOLDER PROPOSALS

        Stockholder proposals intended to be considered for inclusion in next year's proxy statement for the 2005 Annual Meeting of Stockholders must be received by Coldwater Creek no later than January 10, 2005. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the United States Securities and Exchange Commission and the procedures set forth in our bylaws. For proposals not intended to be submitted for inclusion in next year's proxy statement, but sought to be presented at the next Annual Meeting, our bylaws provide that stockholder proposals, including director nominations, must be received by us not later than the close of the 60th day nor earlier than the close of the 90th day prior to the first anniversary of the prior year's annual meeting. In addition, proxies to be solicited by the Board for the 2005 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless we receive notice of such proposal not later than March 26, 2005. All stockholder proposals must be in writing and mailed to our principal executive offices, One Coldwater Creek Drive, Sandpoint, Idaho 83864, Attention: Corporate Secretary.

OTHER BUSINESS

        The Board of Directors does not presently intend to bring any other business before the meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the meeting except as specified in the Notice of Special Meeting. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

                      By Order of the Board of Directors,

                      Dennis C. Pence
                      Chairman of the Board of Directors and
                      Secretary

October 28, 2004

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THANK YOU FOR YOUR PROMPT ATTENTION TO THIS MATTER.

ANNEX A

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
COLDWATER CREEK INC.

(Pursuant to Section 242)

        Coldwater Creek Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), does hereby certify as follows for the purpose of amending its Amended and Restated Certificate of Incorporation:

FIRST:	The name of the corporation is Coldwater Creek Inc. (the "Corporation"). The Corporation was originally incorporated on March 1, 1996 pursuant to the DGCL. An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on or about November 22, 1996 (the "Certificate of Incorporation"). A Certificate of Amendment to the Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on or about August 9, 2000.
SECOND:
That the board of directors of the Corporation duly adopted resolutions approving the following amendment to the Certificate of Incorporation (the "Amendment") in accordance with the provisions of Section 242 of the DGCL, declaring such Amendment to be advisable and calling for the approval of the stockholders of the Corporation to such Amendment.
THIRD:
The Amendment was duly adopted and approved in accordance with the provisions of Section 211 of the DGCL by the required vote of the stockholders of the Corporation at a Special Meeting of the Stockholders of the Corporation.
FOURTH:	That the Corporation's Certificate of Incorporation is hereby amended as provided herein. Article FOURTH, subsection (a) shall be deleted in its entirety and replaced with the following:

              FOURTH. (a) The Corporation is authorized to issue 151,000,000 shares of capital stock, par value $0.01 per share. The shares shall be divided into two classes, designated as follows:

Designation of Class	Number of Shares	Par Value per Share
Common Stock	150,000,000	$0.01
Preferred Stock	1,000,000	$0.01

TOTAL:	151,000,000
FIFTH:	Except as expressly amended by this Amendment, the provisions of the Certificate of Incorporation shall remain in full force and effect.

*    *    *    *    *    *    *

        IN WITNESS WHEREOF, this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation has been executed this      day of                          2004.

Coldwater Creek Inc.

/s/ DENNIS C. PENCE Dennis C. Pence Chief Executive Officer

2

PROXY

COLDWATER CREEK INC.
PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

December 8, 2004

        The undersigned hereby appoints DENNIS C. PENCE and MELVIN DICK, or either of them, each with power of substitution, as proxies to represent the undersigned at a Special Meeting of Stockholders of COLDWATER CREEK INC., to be held on Wednesday, December 8, 2004, at 9:30 a.m., at One Coldwater Creek Drive, Sandpoint, Idaho, and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following matters set forth on the reverse side.

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN, AND RETURN THIS PROXY IN THE
ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

(Continued and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

/*\ FOLD AND DETACH HERE /*\

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED.	Mark here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE
			FOR	AGAINST	ABSTAIN
IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 60,000,000 TO 150,000,000.	ITEM 1—	PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 60,000,000 TO 150,000,000.	☐	☐	☐
	ITEM 2—	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

Signature	Signature	Dated:	, 2004

NOTE: Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

/*\ FOLD AND DETACH HERE /*\

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NOTICE OF SPECIAL MEETING OF STOCKHOLDERS To Be Held December 8, 2004
PROXY STATEMENT Special Meeting of Stockholders To Be Held December 8, 2004
  ANNEX A
CERTIFICATE OF AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF COLDWATER CREEK INC.